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                         EXHIBIT #32
                         -----------

            CERTIFICATION PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT


     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Securities
Exchange Act of 1934 or any other securities law.

     Each of the undersigned certifies that the foregoing
Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of DeVry
Inc. for the periods reflected therein



May 9, 2006                        /s/Norman M. Levine
                                   -------------------------
                                   Senior Vice President and
                                   Chief Financial Officer


May 9, 2006                        /s/Ronald L. Taylor
                                   -----------------------
                                   Chief Executive Officer